UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2000

                             RDC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


               Florida                0-29639                   65-0950425
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(State or other jurisdiction       (Commission           (IRS Employer
   of incorporation)                file number)            Identification No.)


630 South Orange Avenue
Sarasota, FL                                                  34236
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (941) 365-9955

                               f/k/a LAUTREC, INC.
                              170 South County Road
                              Palm Beach, FL 33480
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          (Former name or former address, if changes since last report)



Copy of Communications to:
                                  Donald F. Mintmire
                                  Mintmire & Associates
                                  265 Sunrise Avenue
                                  Suite 204
                                  Palm Beach, FL 33480
                                  (561) 832-5696

ITEM 5.              OTHER EVENTS.

     On June 30, 2000, Lautrec, Inc. (the "Company"), a Florida corporation, and Retrieval Dynamics Corporation, a Florida corporation, and the individual holders of all of the outstanding capital stock of Retrieval Dynamics Corporation (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of Retrieval Dynamics Corporation in exchange for 4,000,000 Shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

     Simultaneously with the closing of the Reorganization, the then officer and director of the Company tendered his resignation in accordance with the terms of the Agreement. Peter Voghel, John Harkola, Alan Rieter, Bradley Vossler, Robert Bengtson and Anthony A. Cella, C.P.A. were elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Peter Voghel as President and CEO of the Company, John Harkola as Vice President of Corporate Marketing for the Company, Anthony A. Cella, C.P.A. as Chief Financial Officer of the Company and Clifford Tager, Esq. as Corporate Secretary of the Company.

     The Company also announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from Lautrec, Inc. to RDC International, Inc. Prior to the reorganization the Company effected a forward split of its common stock at the rate of five (5) to one (1), for holders of record on June 15, 2000, with distribution effective June 25, 2000. Total issued and outstanding stock following the forward split and after effecting the Share Exchange Agreement is 6,500,000.

     Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial statements of business acquired.

     (1) Financial statements of Retrieval Dynamics Corporation, a Florida corporation, will be filed by amendment to this Form 8-K not later than sixty
(60) days from the filing of this report.

(b)        Pro forma financial information.

     (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)                  Exhibits

Exhibit        Description
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2.1            Share Exchange Agreement between Lautrec, Inc. and Retrieval
               Dynamics Corporation dated June 30, 3000.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                        RDC International, Inc.
                                             (Registrant)




Date:      July 10, 2000            By:       /s/ Peter Voghel
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                                              Peter Voghel, President



                                    By:       /s/ Anthony A.  Cella
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                                              Anthony A. Cella, C.P.A.,
                                              Chief     Financial Officer